UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 7, 2025, the Board of Directors (the “Board”) of Avantor, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, elected Emmanuel Ligner as a director with an initial term commencing on August 18, 2025 and expiring on the date of the Company’s 2026 Annual Meeting of Stockholders. As previously reported on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 21, 2025 (the “CEO Appointment 8-K”), Mr. Ligner will begin serving as the Company’s President and Chief Executive Officer. The appointment of Mr. Ligner as a director fills a vacant Board seat.
Mr. Ligner will receive no additional compensation for his service on the Board. For a description of Mr. Ligner’s employment terms as President and Chief Executive Officer, please reference the CEO Appointment 8-K, in conjunction with, when available, the full text of the contract of employment, dated as of July 15, 2025, by and between VWR International Ltd., a subsidiary of the Company, and Mr. Ligner, a copy of which will be filed with the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2025.
There are no arrangements or understandings with any other persons pursuant to which Mr. Ligner was selected as a director of the Company and he does not have a direct or indirect material interest in any, or any currently proposed, transaction in which the Company was or is a participant that requires disclosure under Item 404(a) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: August 13, 2025	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer